SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2017

ROCKY MOUNTAIN HIGH BRANDS, INC.

(Exact name of the registrant as specified in its charter)

Nevada	000-55609	90-0895673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9101 LBJ Freeway, Suite 200; Dallas, TX 75243

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: 800-260-9062

______________________________________________________

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry Into A Material Definitive Agreement

New Debt Financing with GHS Investments, LLC

On October 12, 2016, we received new debt financing from GHS Investments, LLC (“GHS”) under a Secured Promissory Note in the amount of $250,000 (the “GHS Note”). The GHS Note is due nine (9) months from the date of issue, bears interest at an annual rate of ten percent (10%), and is secured by all of our assets. In the event of our default, the GHS Note will bear interest at an annual rate of 20%. At the earlier of: (i) 180 days from issue, or (ii) the effectiveness of a registration statement registering re-sale of the common stock issuable upon conversion, the GHS Exchange Note will be convertible to our common stock. In the event that a registration statement registering re-sale of the common stock issuable upon conversion of the GHS Note is declared effective within 180 days from issue, the GHS Note will be convertible to our common stock at a twenty percent (20%) discount from of the lowest trading price for our common stock during the ten (10) trading days immediately preceding a conversion date. In the absence of a registration statement registering re-sale of the common stock issuable upon conversion of the GHS Note being declared effective within 180 days from issue, the GHS Note will be convertible to our common stock at a thirty percent (30%) discount from of the lowest trading price for our common stock during the fifteen (15) trading days immediately preceding a conversion date.

Conversions are limited so that no conversion may be made to the extent that, following a conversion, the beneficial ownership of GHS and its affiliates would be more than 4.99% of our outstanding shares of common stock. The conversion limitation may, in the event of our default, be increased to 9.99% at the option of GHS. The GHS Note may be prepaid, with pre-payment penalties, accordance with the following schedule: (i) if within 60 calendar days from issue, 125% of all outstanding principal and interest due; (ii) if after 60 calendar days and within 120 days from issue, 130% of all outstanding principal and interest due; (iii) if between 121 and 180 days from issue, 135% of all outstanding amounts due.

The foregoing description of the GHS Note is not complete and is qualified in its entirety by reference to the full text of the document, a copy of which is filed as an Exhibit to this Form 8-K and incorporated by reference herein.

Equity Financing Agreement and Registration Rights Agreement with GHS Investments, LLC

Also on October 12, 2017, we entered into an Equity Financing Agreement with GHS which provides for GHS’s purchase of up to $12,000,000 worth of our common stock (the “EFA”). Under the EFA, GHS has agreed to purchase up to $12,000,000 worth of our common stock over the next twenty-four (24) months. Sales of common stock to GHS under EFA shall be initiated from time to time by our issuance of individual Put Notices to GHS. The price of shares put to GHS under each Put Notice shall be eighty (80%) percent of the “Market Price,” which is the lowest traded price of our common stock during the ten (10) consecutive trading days preceding the date of the Put Notice. However, in the event that (i) the lowest volume-weighted average price (“VWAP”) of our common stock for any given trading day during the ten (10) trading days following a Put Notice (the “Trading Period”) is less than 80% of the Market Price used to determine the Purchase Price in connection with the Put and (ii) as of the end of such Trading Period, GHS still holds shares issued pursuant to such Put Notice (the “Trading Period Shares”), then we will be required to shall issue such additional shares of common stock, on the trading day immediately following the Trading Period, as may be necessary to adjust the Purchase Price for that portion of the Put represented by the Trading Period Shares to equal the lowest VWAP during the Trading Period.

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The amount and timing of each Put Notice will be subject to certain limitations: (i) a new Put Notice may not be issued until the prior put has closed, (ii) there must be a minimum of ten (10) days between each Put Notice, (iii) no Put Notice will be effective to the extent that, following the closing of the put, GHS and its affiliates would own more than 9.99% of our common stock; (iv) the maximum dollar amount of each put will not exceed two times (2x) the average of the daily trading dollar volume for our common stock during the ten (10) trading days preceding the put date; and (v) no put will be made in an amount greater than four hundred thousand dollars ($400,000).

Our ability to use the EFA facility is conditioned upon, among other things, the effectiveness of a registration statement registering the resale by GHS of: (i) the shares of common stock issuable under the EFA, and (ii) the shares of common stock issuable upon conversion of the GHS Note (“collectively, the Registrable Securities”). Our obligations in this regard are governed by a Registration Rights Agreement with GHS dated October 12, 2017 (the “RRA”). The RRA requires us to file a Registration Statement for GHS’s resale of the Registrable Securities with thirty (30) days, and to use our best efforts to secure effectiveness of the Registration Statement with ninety (90) days after filing. Once the Registration Statement is effective, we are required to maintain its effectiveness, by appropriate amendments and/or prospectus supplements, until the earlier to occur of the following: (A) GHS has sold all the Registrable Securities; or (B) GHS has no right to acquire any additional shares of common stock under the EFA or the New GHS Note.

The EFA also provides for an additional $250,000 in funding from GHS to be made under a second convertible promissory note, which shall be funded upon the filing of the registration statement called for by the RRA.

The foregoing descriptions of the EFA and the RRA are not complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits to this Form 8-K and are incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Secured Promissory Note with GHS Investments, LLC ($250,000)
10.2	Equity Financing Agreement with GHS Investments, LLC
10.3	Registration Rights Agreement with GHS Investments, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

ROCKY MOUNTAIN HIGH BRANDS, INC.

Date: October 16, 2017

By: /s/ Michael R. Welch

Michael R. Welch

President and Chief Executive Officer

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